UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2005
The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     (864) 255-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On December 7, 2005, The South Financial Group, Inc. (“TSFG”) entered into an amendment to its existing Noncompetition, Severance and Employment Agreement (the “Amendment”) between TSFG and Andrew B. Cheney. Pursuant to the Amendment, Mr. Cheney will cease to be President of Mercantile Bank and will become Chairman of the Board of Mercantile Bank. He will also remain an employee of Mercantile Bank through the earlier of December 31, 2007 or his actual date of termination of employment. The text of the Amendment is set forth on Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	First Amendment to the Noncompetition, Severance and Employment Agreement made and entered into as of December 7, 2005 between Andrew B. Cheney and The South Financial Group, Inc.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The South Financial Group, Inc.

December 8, 2005	By:	/s/ William P. Crawford, Jr.

William P. Crawford, Jr. Executive Vice President and General Counsel

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